--------------------------------------------------------------------------------

                              PACIFICA PAPERS INC.



                                       and



          WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee
             (Formerly NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION)

                   -------------------------------------------

                          THIRD SUPPLEMENTAL INDENTURE



                      Dated for reference January 31, 2001

                                       to

                                    INDENTURE



                           Dated as of March 12, 1999



                                 by and between



                        PACIFICA PAPERS INC., as Issuers

                                       and

          WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee
             (Formerly NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION)

                   -------------------------------------------

                                  $200,000,000

                            10% Senior Notes Due 2009

                          THIRD SUPPLEMENTAL INDENTURE

         THIRD SUPPLEMENTAL INDENUTRE dated for reference January 31, 2001, by and among PACIFICA POWER CO. LTD. ("PowerCo"), PACIFICA PAPERS INC., a Canadian corporation (the "Company"), the guarantors set forth on the signature pages hereto (the "Guarantors") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (formerly NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION) as trustee under the hereafter defined Indenture (the "Trustee").

         WHEREAS, the Company, PowerCo and the Guarantors have heretofore executed and delivered to the Trustee an indenture dated as of March 12, 1999 (the "Indenture"), providing for the issuance of up to $200,000,000 aggregate principal amount of the Company's 10% Senior Notes dues 2009 (the "Notes"); and

         WHEREAS, there have been issued and are now outstanding under the Indenture, Notes in the aggregate principal amount of $200,000,000; and

         WHEREAS, the Indenture was supplemented by the First Supplemental Indenture made among the Company, PowerCo, the Guarantors (other than Pacifica Papers Sales Ltd.) and the Trustee dated March 12, 1999; and

         WHEREAS, the Indenture was further supplemented by the Second Supplemental Indenture made among the Company, PowerCo, the Guarantors and the Trustee dated December 30, 1999; and

         WHEREAS, the Company has entered into an agreement dated November 3, 2000 with Powell River Energy Inc. to sell all of the shares of its wholly owned hydro electric subsidiary PowerCo; and

         WHEREAS, Section 10.05 of the Indenture provides that under certain circumstances, PowerCo may be released from all of its obligations under its Guarantee; and

         WHEREAS, the execution and delivery of this Third Supplemental Indenture has been duly and validly authorized by the company, PowerCo and the Guarantors; and

         WHEREAS, all conditions and requirements necessary to make this Third Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled by the parties hereto and the execution and delivery thereof have been in all respects duly authorized by the parties hereto; and

         WERHEAS, pursuant to Section 10.05 of the Indenture, the Trustee is authorized to execute and deliver this Third Supplemental Indenture.

         NOW THERFORE, in consideration of the sum of ONE ($1.00) DOLLAR now paid to the Trustee by PowerCo, the receipt and sufficiency of which is hereby acknowledged, and other good and valuable consideration, PowerCo and the Trustee mutually covenant and agree for and on behalf of the Holders of the Notes as follows:

                                    ARTICLE 1
                               RELEASE OF POWERCO

         Section 1.01. RELEASE. The Trustee on its own behalf and its successors and assigns, and for and on behalf of the Holders of the Notes, HEREBY REMISE, RELEASE AND FOREVER DISCHARGE PowerCo, of and from all manners of action, causes of action, suits, contracts, obligations, claims, demands, damages, costs and expenses of any nature or kind whatsoever, whether in law or in equity, arising out of or in any way connected with PowerCo's obligations under its Guarantee endorsed on the Notes and under Article Ten of the Indenture. For greater certainty, the Trustee hereby agrees to the termination of the Guarantee.



                                   ARTICLE II
                             MISCELLANEOUS PROVISONS

         Section 2.01. TERMS DEFINED. For all purposed of this Third Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, terms used in capitalized form in this Third Supplemental Indenture and defined in the Indenture have the meanings specified in the Indenture.

          Section 2.02. INDENTURE. Except as amended hereby, the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Notes are in all respects ratified and confirmed and all the terms shall remain in full force and effect.

         Section 2.03. GOVERNING LAW. THIS THIRD SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTURED IN ACORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Third Supplemental Indenture, provided that such jurisdiction shall be non-exclusive.

         Section 2.04. SUCCESSORS. All agreements of the Company in this Third Supplemental Indenture and the Notes shall bind is successors. All agreements of each of the Guarantors in this Third Supplemental Indenture, the Notes and the Guarantees shall jointly and severally bind their respective successors. All agreements of the Trustees in this Indenture shall bind its successors.

          Section 2.05. MULTIPLE COUNTERPARTS. The parties may sign multiple counterparts of this Third Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

          Section 2.06. EFFECTIVENESS. The provisions of this Third Supplemental Indenture will take effect immediately upon its execution and delivery by the Trustee in accordance with the provisions of Article Eight of the Indenture.

         Section 2.07. TRUSTEE DISCLAIMER. The Trustee accepts the amendment of the Indenture effected by this Third Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, PowerCo and the Guarantors, or for or with respect to (i) the validity or sufficiency of this Third Supplemental Indenture or any of the terms of provisions hereof, (ii) the proper authorization hereof by the Company, PowerCo and each Guarantor by corporate action or otherwise, (iii) the due execution hereof by the Company, PowerCo and each Guarantor (iv) the consequences (direct of indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

         Section 2.08. AGENT FOR SERVICE; SUBMISSION TO JURISDICTION; WAIVER OF IMMUNITIES. By the execution and delivery of this Third Supplemental Indenture, the Company and each Guarantor (i) acknowledges that it has, by separate written instrument, designated and appointed CT Corporation as its authorized agent upon which process may be served in any suit, action or proceeding arising out of or relating to the Notes, the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture or this Third Supplemental Indenture that may be instituted in any Federal or State court in the State of New York, Borough of Manhattan, or brought under Federal or State securities laws or brought by the Trustee (whether in its individual capacity or in its capacity as Trustee hereunder), and acknowledges that CT Corporation has accepted such designation,
(ii) submits to the jurisdiction of any such court in any such suit, action or proceedings, and (iii) agrees that service of process upon CT Corporation and written notice of said service to it (mailed or delivered to its Executive Director at its principal office as specified in Section 11.02 of the Indenture), shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Company and each Guarantor further agree to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of CT Corporation, in full force and effect so long as the Indenture shall be in full force and effect; PROVIDED that the Company may and shall (to the extend CT Corporation ceases to be able to be served on the basis contemplated herein), by written notice to the Trust, designate such additional or alternative agents for service of process under this Section 2.08 that (i) maintains an office located in the Borough or Manhattan, The City of New York in the State of New York, (ii) are either (x) counsel for the Company or (y) a corporate service company which acts as agent for service of process for other Persons in the ordinary course of its business and (iii) agrees to act as agent for service or process in accordance with this Section 2.08. Such notice shall identify the name of such agent for process and the address of such agent for process in the Borough of Manhattan, The City of New York, State of New York. Upon the request of any Holder, the Trustee shall delivery such information to such Holder. Notwithstanding the foregoing, there shall, at all times, be at least one agent for service of process for the Company and any Guarantors, if any, appointed and acting in accordance with this Section 2.08.

                                   SIGNATURES

         IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed and attested, all as of the date hereinafter written.

Dated:   January 31, 2001

                                   THE RELEASEE:

                                   PACFICIA POWER CO. LTD.

                                   By: /s/ David Gandossi
                                       -----------------------------------------
                                   Name: David Gandossi
                                   Title:   Secretary


                                   THE ISSUER:

                                   PACIFICA PAPERS INC.

                                   By: /s/ Wayne Nystrom
                                       -----------------------------------------
                                   Name: Wayne Nystrom
                                   Title:   Chief Executive Officer


                                   By: /s/ David Gandossi
                                       -----------------------------------------
                                   Name: David Gandossi
                                   Title:   Vice-President, Financial and
                                             Chief Financial Officer


                                   THE GUARANTORS:

                                   PACIFICA POPLARS LTD.

                                   By: /s/ David Gandossi
                                       -----------------------------------------
                                   Name: David Gandossi
                                   Title:   Secretary


                                   PACIFICA POPLARS INC.

                                   By: /s/ David Gandossi
                                       -----------------------------------------
                                   Name: David Gandossi
                                   Title:   Chief Financial Officer


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                                       6

                                   PACIFICA PAPERS SALES INC.

                                   By: /s/ David Gandossi
                                       -----------------------------------------
                                   Name: David Gandossi
                                   Title:   Chief Financial Officer


                                   PACIFICA PAPERS US INC.

                                   By: /s/ David Gandossi
                                       -----------------------------------------
                                   Name: David Gandossi
                                   Title:   Chief Financial Officer


                                   EXPORT SALES COMPANY INC.

                                   By: /s/ David Gandossi
                                       -----------------------------------------
                                   Name: David Gandossi
                                   Title:   Secretary


                                   PACIFICA PAPERS CO. LIMITED PARTNERSHIP by its general partner PACIFICA PAPERS INC.

                                   By: /s/ David Gandossi
                                       -----------------------------------------
                                   Name: David Gandossi
                                   Title:   Vice-President, Finance and
                                             Chief Financial Officer


                                   PACIFICA PAPERS SALES LTD.

                                   By: /s/ David Gandossi
                                       -----------------------------------------
                                   Name: David Gandossi
                                   Title:   Secretary


                                   PACIFICA PAPERS K.K.

                                   By: /s/ Allan Small
                                       -----------------------------------------
                                   Name: Allan N. Small
                                   Title:   Director

                                   THE TRUSTEE:

                                   WELLS FARGO BANK MINNESOTA, NATIONAL
                                   ASSOCIATION, as Trustee

                                   By: /s/ Jane Schwenger
                                       -----------------------------------------
                                   Name: Jane Y. Schwenger
                                   Title:   Corporate Trust Officer